NATIONWIDE MUTUAL FUNDS

Nationwide American Century Small Cap Income Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Amundi Global High Yield Fund	Nationwide Global Sustainable Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide GQG US Quality Equity Fund
Nationwide Bailard International Equities Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Technology & Science Fund	Nationwide International Index Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	Nationwide International Small Cap Fund
(formerly, Nationwide Core Plus Bond Fund)	Nationwide Janus Henderson Overseas Fund (formerly,
Nationwide BNY Mellon Disciplined Value Fund	Nationwide AllianzGI International Growth Fund)
(formerly, Nationwide Mellon Disciplined Value Fund)	Nationwide Loomis All Cap Growth Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Loomis Core Bond Fund
(formerly, Nationwide Mellon Dynamic U.S. Core Fund)	Nationwide Loomis Short Term Bond Fund
Nationwide Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Index Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide S&P 500 Index Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated August 29, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide BNY Mellon Dynamic U.S. Core Fund (formerly, Nationwide Mellon Dynamic U.S. Core Fund)

Effective September 15, 2022, all references to, and information regarding, Vassilis Dagioglu in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE